Exhibit 10.9


================================================================================




                                CREDIT AGREEMENT



                                  by and among


                             CONN APPLIANCES, INC.,
                       and the other Borrowers Hereunder,

                            The Lenders Party Hereto

                                       and

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                             as Administrative Agent

                                       and

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent

                                 SUNTRUST BANK,
                             as Documentation Agent

                           ___________________________

                          J.P. MORGAN SECURITIES INC.,
                                   as Arranger




                                October 31, 2005


================================================================================

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


ARTICLE I    Certain Definitions...............................................1

     SECTION 1.01.  Defined Terms..............................................1
     SECTION 1.02.  Classification of Loans and Borrowings....................19
     SECTION 1.03.  Terms Generally...........................................19
     SECTION 1.04.  Accounting Terms; GAAP....................................20

ARTICLE II   The Credits......................................................20

     SECTION 2.01.  Intentionally Left Blank..................................20
     SECTION 2.02.  Revolving Loan Commitments................................20
     SECTION 2.03.  Loans and Borrowings......................................20
     SECTION 2.04.  Requests for Revolving Borrowings.........................21
     SECTION 2.05.  Funding of Borrowings.....................................22
     SECTION 2.06.  Interest Elections........................................22
     SECTION 2.07.  Termination, Reduction and Increase of
                    Revolving Loan Commitments................................24
     SECTION 2.08.  Repayment of Loans; Evidence of Debt......................25
     SECTION 2.09.  Prepayment of Loans.......................................25
     SECTION 2.10.  Fees......................................................26
     SECTION 2.11.  Interest..................................................26
     SECTION 2.12.  Alternate Rate of Interest................................27
     SECTION 2.13.  Increased Costs...........................................28
     SECTION 2.14.  Break Funding Payments....................................28
     SECTION 2.15.  Taxes.....................................................29
     SECTION 2.16.  Payments Generally; Pro Rata Treatment;
                    Sharing of Set-offs.......................................30
     SECTION 2.17.  Swingline Loans...........................................31

ARTICLE III  Representations and Warranties...................................32

     SECTION 3.01.  Organization; Powers......................................32
     SECTION 3.02.  Authorization; Enforceability.............................32
     SECTION 3.03.  Governmental Approvals; No Conflicts......................33
     SECTION 3.04.  Financial Condition; No Material Adverse Change...........33
     SECTION 3.05.  Properties................................................33
     SECTION 3.06.  Litigation and Environmental Matters......................34
     SECTION 3.07.  Compliance with Laws and Agreements.......................34
     SECTION 3.08.  Investment and Holding Company Status.....................35
     SECTION 3.09.  Taxes.....................................................35
     SECTION 3.10.  Public Utility Holding Company Act Not Applicable.........35
     SECTION 3.11.  Regulations G, U and X....................................35
     SECTION 3.12.  ERISA.....................................................35
     SECTION 3.13.  Disclosure................................................36
     SECTION 3.14.  Condition of Properties...................................36
     SECTION 3.15.  Capital Structure.........................................36
     SECTION 3.16.  Insurance.................................................37
     SECTION 3.17.  Solvency..................................................37
     SECTION 3.18.  Indebtedness..............................................37

ARTICLE IV   Conditions.......................................................37

     SECTION 4.01.  Insurance.................................................37
     SECTION 4.02.  Payment of Expenses.......................................38
     SECTION 4.03.  Corporate Review..........................................38
     SECTION 4.04.  Required Documents and Certificates.......................38
     SECTION 4.05.  Conditions Precedent to Each Loan.........................39

ARTICLE V    Affirmative Covenants............................................40

     SECTION 5.01.  Financial Statements and Other Information................40
     SECTION 5.02.  Notices of Material Events................................41
     SECTION 5.03.  Existence; Conduct of Business............................41
     SECTION 5.04.  Payment of Obligations....................................42
     SECTION 5.05.  Maintenance of Properties; Insurance......................42
     SECTION 5.06.  Books and Records; Inspection Rights......................43
     SECTION 5.07.  Compliance with Laws......................................44
     SECTION 5.08.  Use of Proceeds...........................................44
     SECTION 5.09.  ERISA.....................................................44
     SECTION 5.10.  Security and Further Assurances...........................45
     SECTION 5.11.  Compliance with Environmental Laws........................45
     SECTION 5.12.  Landlord's Agreements.....................................46
     SECTION 5.13.  Additional Subsidiaries...................................46
     SECTION 5.14.  Patents, Trademarks and Licenses..........................47
     SECTION 5.15.  Notice of Labor Disputes..................................47
     SECTION 5.16.  Fee Properties and Leases.................................47
     SECTION 5.17.  Lease and Investment Schedule.............................48
     SECTION 5.18.  Pledge of Equity Interests................................48

ARTICLE VI   Negative Covenants...............................................48

     SECTION 6.01.  Indebtedness..............................................48
     SECTION 6.02.  Liens.....................................................49
     SECTION 6.03.  Fundamental Changes.......................................49
     SECTION 6.04.  Investments, Loans, Advances, Guarantees
                    and Acquisitions..........................................50
     SECTION 6.05.  Hedging Agreements........................................50
     SECTION 6.06.  Restricted Payments.......................................50
     SECTION 6.07.  Transactions with Affiliates..............................51
     SECTION 6.08.  Restrictive Agreements....................................51
     SECTION 6.09.  Certain Contracts.........................................51
     SECTION 6.10.  Discount or Sale of Receivables...........................52
     SECTION 6.11.  Change in Accounting Method...............................52
     SECTION 6.12.  Sales and Leasebacks......................................52
     SECTION 6.13.  Sale of Inventory.........................................52
     SECTION 6.14.  Nature of Business........................................52
     SECTION 6.15.  Hazardous Materials.......................................52
     SECTION 6.16.  Amendment of Charter Documents............................53
     SECTION 6.17.  Use of Proceeds...........................................53
     SECTION 6.18.  Debt Service Coverage Ratio...............................53
     SECTION 6.19.  Total Leverage Ratio......................................53
     SECTION 6.20.  Net Worth.................................................53
     SECTION 6.21.  Extension, Delinquencies, Charge-Offs.....................53
     SECTION 6.22.  Prepayment of Indebtedness................................54

ARTICLE VII  Events of Default................................................54


ARTICLE VIII The Administrative Agent.........................................56

     SECTION 8.01.  INDEMNIFICATION...........................................58

ARTICLE IX   Miscellaneous....................................................59

     SECTION 9.01.  Notices...................................................59
     SECTION 9.02.  Waivers; Amendments.......................................60
     SECTION 9.03.  Expenses; Indemnity; Damage Waiver........................60
     SECTION 9.04.  Successors and Assigns....................................62
     SECTION 9.05.  Survival..................................................64
     SECTION 9.06.  Counterparts; Integration; Effectiveness..................64
     SECTION 9.07.  Severability..............................................64
     SECTION 9.08.  Right of Set-off..........................................65
     SECTION 9.09.  Governing Law; Jurisdiction; Consent to
                    Service of Process........................................65
     SECTION 9.10.  WAIVER OF JURY TRIAL......................................66
     SECTION 9.11.  Headings..................................................66
     SECTION 9.12.  Payments Set Aside........................................66
     SECTION 9.13.  Loan Agreement Controls...................................66
     SECTION 9.14.  FINAL AGREEMENT...........................................66
     SECTION 9.15.  Interest Rate Limitation..................................66
     SECTION 9.16.  Limitation of Liens.......................................67
     SECTION 9.17.  USA Patriot Act...........................................67
     SECTION 9.18.  Amendment and Restatement.................................67

SCHEDULES:
----------

Schedule 2.02       -  Revolving Loan Commitments
Section 3.05(a)(i)  -  Fee Properties
Section 3.05(a)(ii) -  Leasehold Properties
Schedule 3.15(a)    -  Subsidiaries of CAI
Schedule 3.15(b)    -  Outstanding Shares of CAI
Schedule 3.16       -  Insurance coverage
Schedule 3.18       -  Existing Indebtedness
Schedule 6.08       -  Restrictive Agreements Permitted
Schedule 6.09       -  Certain Contracts Permitted


EXHIBITS:
---------

Exhibit A           -  Form of Assignment and Acceptance
Exhibit B           -  Form of Landlord's Agreement
Exhibit C           -  Form of Borrowing Request
Exhibit D           -  Form of Interest Election Request
Exhibit E-1         -  Form of Revolving Note
Exhibit E-2         -  Form of Swingline Note
Exhibit F           -  Form of Compliance Certificate

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT dated as of October 31, 2005 (the "Agreement"), is entered into by and among CONN APPLIANCES, INC., a Texas corporation ("CAI"), and CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation ("Louisiana Insurance Company") (CAI and Louisiana Insurance Company are each a "Borrower" and collectively the "Borrowers"), the financial institutions listed on the signature pages hereof (collectively, the "Lenders" and individually, a "Lender"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent for the Lenders hereunder (the "Administrative Agent"), J.P. MORGAN SECURITIES INC., as arranger (the "Arranger") and BANK OF AMERICA, N.A., individually and as Syndication Agent for the Lenders hereunder (the "Syndication Agent"), SUNTRUST BANK, individually and as Documentation Agent for the Lenders hereunder (the "Documentation Agent," and together with the Administrative Agent and the Syndication Agent, collectively, the "Agents").

         The parties hereto agree as follows:

                                   ARTICLE I
                               Certain Definitions
                               -------------------

         SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ABR," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

         "Adjusted LIBOR" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) LIBOR for such Interest Period multiplied by (b) the Statutory Reserve Rate.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Alternate Base Rate" means, for any day, (i) with respect to an ABR Loan other than a Swingline Loan, a rate per annum equal to, the Base Rate in effect on such day plus the Base Rate Margin and (ii) with respect to any Swingline Loan, the Federal Funds Rate in effect on such day plus the LIBOR Margin. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base Rate or the Federal Funds Effective Rate, respectively.

         "Applicable Percentage" means, with respect to any Lender, the percentage of the total Revolving Loan Commitments represented by such Lender's Revolving Loan Commitment. If the Revolving Loan Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Loan Commitments most recently in effect, giving effect to any assignments.

         "Applicable Margin" means, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the applicable margin per annum set forth under the caption "Base Rate Margin" or "LIBOR Margin" in the applicable pricing matrix.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

         "Availability Period" means the period from and including the date hereof to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Loan Commitments.

         "Bank of America Letters of Credit" means the letters of credit issued by Bank of America, N.A. to support CAI's purchase of inventory from foreign suppliers in an aggregate face amount at any one time outstanding not exceeding $5,000,000.

         "Base Rate" means the greater of (a) the Prime Rate, or (b) the Federal Funds Effective Rate plus .50%.

         "Base Rate Margin" means, with respect to any ABR Loan, the applicable margin set forth below under the caption "Base Rate Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

                Ratio                                 Base Rate Margin
                -----                                 ----------------

                x => 2.75                             0.50%

                2.25 <=  x < 2.75                     0.250

                x < 2.25                              0.000%

For purposes of the foregoing, each change in the Base Rate Margin resulting from a change in the above described ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrowing" means (a) Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect and (b) a Swingline Loan.

         "Borrowing Request" means a request by the Borrowers for a Revolving Borrowing in accordance with Section 2.04.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Houston, Texas or New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "CAIAIR" shall mean CAIAIR, Inc., a Delaware corporation.

         "CAILP" shall mean CAI, LP a Texas limited partnership.

         "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "CCC" means Conn Credit Corporation, a Texas corporation.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Change of Control" means the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Control Group, of shares representing more than 33-1/3% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent.

         "Charge-Off Ratio" shall mean the ratio of (a) the aggregate outstanding balance of all Charge-Off Receivables of the Consolidated Group, Conn Funding I LP and Conn Funding II LP to (b) the aggregate outstanding balance of all accounts receivable of the Consolidated Group, Conn Funding I LP and Conn Funding II LP.

         "Charge-Off Receivable" means those accounts receivable (i) which have been, or should be in accordance with the Credit and Collection Policy, written-off or discounted any amount due thereunder or (ii) as to which the account debtor of which has become subject to a bankruptcy, insolvency, liquidation or reorganization proceeding or proceeding seeking an order of relief or appointment of a receiver for any substantial part of its property.

         "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Swingline Loans.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean any property covered by the terms of the Security Documents.

         "Collection Account Letters of Credit" shall mean letters of credit as contemplated by the Conn Funding II Indenture issued in order to permit the delay in depositing amounts otherwise required to be held in a collection account.

         "Commitment Fee Rate" means, with respect to the commitment fees payable hereunder, the applicable fee rate as set forth below under the caption "Commitment Fee," based upon the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

                Ratio                                 Commitment Fee Rate
                -----                                 -------------------

                x => 2.75                             0.350%

                2.25 => x <  2.75                     0.275%

                1.75 => x <  2.25                     0.225%

                1.25 => x <  1.75                     0.200%

                x < 1.25                              0.175%

For purposes of the foregoing, each change in the Commitment Fee Rate resulting from a change in the above described ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change.

         "Conn CC LP" shall mean Conn CC, L.P., a Texas limited partnership.

         "Conn Credit LLC" shall mean Conn Credit, L.L.C., a Delaware limited liability company.

         "Conn Funding I LP" shall mean Conn Funding I, L.P. a Texas limited partnership.

         "Conn Funding II LP" shall mean Conn Funding II, L.P. a Texas limited partnership.

         "Conn Funding II GP LLC" shall mean Conn Funding II GP, L.L.C., a Texas limited liability company.

         "Conn Funding II Indenture" means that certain Base Indenture dated as of September 1, 2002 executed by and between Conn Funding II LP and Wells Fargo Bank Minnesota, National Association, as Trustee, as the same may be amended, restated, modified or supplemented from time to time.

         "Conn Funding LLC" shall mean Conn Funding, L.L.C., a Texas limited liability company.

         "Consolidated Capital Expenditures" shall mean, for any period as to the Consolidated Group, all capital expenditures made during such period, as determined in accordance with GAAP (including the capital portion of lease payments in respect of Capital Lease Obligations); provided, however, that "Consolidated Capital Expenditures" shall not include expenditures for the repair or replacement of any fixed or capital assets which were destroyed or damaged, in whole or in part, to the extent financed by the proceeds of an insurance policy maintained by such Person.

         "Consolidated Cash Interest Expense" shall mean, for any period as to the Consolidated Group, the sum of (i) the aggregate amount of interest accruing and/or actually paid during such period on Consolidated Total Debt, including the interest portion of payments under Capital Lease Obligations and any capitalized interest, plus (ii) the net amount payable or paid by such Person pursuant to any interest rate exchange agreements accruing during such period, minus (iii) the net amount paid to such Persons pursuant to any interest rate exchange agreements accruing during such period.

         "Consolidated EBIT" shall mean, for any period the Consolidated Net Income (plus or minus any non-recurring charges or credits) of the Consolidated Group, plus (i) the aggregate amount of all state and federal income taxes of such Person for such period, plus (ii) Consolidated Cash Interest Expense of such Persons for such periods plus (or minus) (v) adjustments for extraordinary gains (or losses) in accordance with GAAP.

         "Consolidated EBITDA" shall mean, for any period, the Consolidated Net Income (plus or minus and non-recurring charges or credits) of the Consolidated Group, plus (i) the aggregate amount of all state and federal income taxes of such Persons for such period, plus (ii) Consolidated Cash Interest Expense of such Person for such period, plus (iii) the aggregate amount deducted in determining Consolidated Net Income of such Persons for such period for depreciation, obsolescence and amortization of Property, plus (or minus) (iv) other Non-Cash Expense (or Income), plus (or minus) (v) adjustments for extraordinary losses (or gains) in accordance with GAAP.

         "Consolidated   Group"  shall  mean,   collectively,   Parent  and  its
Subsidiaries other than Conn Funding I LP and Conn Funding II LP.

         "Consolidated Net Income" shall mean, for any period for the Consolidated Group, the net income minus the net losses of such Persons, as determined in accordance with GAAP, excluding unusual or extraordinary gains or losses.

         "Consolidated Net Worth" shall mean, as of any date, the consolidated net worth of the Consolidated Group as reflected in such Persons' financial statements most recently provided pursuant to Section 5.01(a) or (b) hereof.

         "Consolidated Rent Expense" means for any period for the Consolidated Group the gross property lease obligations of such Persons for base rent attributable to leased property (whether real or personal property).

         "Consolidated Total Debt" shall mean, as of any date as to the Consolidated Group, the sum of Senior Debt and Subordinated Debt.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Control Group" means, collectively, the persons identified on Schedule 3.15(b) and those officers and directors of Parent who are designated as Section 16 officers under the rules and regulations of the Securities and Exchange Commission.

         "Credit and Collection Policy" means, collectively, the credit, collection, customer relations and service policies of CAI and CAILP in effect on September 1, 2002, a summary of which has been delivered to the Administrative Agent, as such policies may be amended, modified or supplemented from time to time (any material amendments, modifications or supplements shall require the consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed).

         "Debt Service" means, for any period, the sum of (i) required principal payments on Consolidated Total Debt for such period (including the capital portion of lease payments made in respect of Capital Lease Obligations) plus
(ii) Consolidated Cash Interest Expense.

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Delinquency Ratio" means the ratio of (a) the aggregate outstanding balance of all Delinquent Receivables to (b) the aggregate outstanding balance of all accounts receivable of the Consolidated Group, Conn Funding I LP and Conn Funding II LP.

         "Delinquent   Receivable"   means  any   account   receivable   of  the
Consolidated Group, Conn Funding I LP and Conn Funding II LP which is 31 days or more past its original due date.

         "DOJ" means the United States Department of Justice.

         "Dollars" or "$" refers to lawful money of the United States of America.

         "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

         "Environmental Liability" means, as to any Person, any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of such Person directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event," as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in
Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurodollar," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to LIBOR.

         "Event of  Default"  has the  meaning  assigned to such term in Article
VII.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Loan Party is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.15(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Loan Parties with respect to such withholding tax pursuant to Section 2.15(a).

         "Extended   Receivable"  shall  mean  any  account  receivable  of  the
Consolidated Group, Conn Funding I LP and Conn Funding II LP as to which the original due date has been extended.

         "Extension Ratio" shall mean the ratio of (a) the aggregate outstanding balance of all Extended Receivables to (b) the aggregate outstanding balance of all accounts receivable of the Consolidated Group, Conn Funding I LP and Conn Funding II LP.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Financial Officer" means, as to any Person, the Chief Financial Officer or Treasurer of such Person.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America.

         "FTC" means the Federal Trade Commission.

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States of America.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee" of or by any Person means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "Guarantors" means the parties to the Guaranty Agreements, including but not limited to Parent and all present and future direct and indirect Subsidiaries of CAI (excluding CAIAIR, CCC, Conn Funding I LP, Conn Funding II LP, Conn Funding LLC, Conn Funding II GP LLC, Conn CC LP and Conn Credit LLC, so long as such Subsidiaries of CAI are not required to be treated as new Subsidiaries under Section 5.13).

         "Guaranty Agreements" shall mean, collectively, Guaranty Agreements duly executed by all of the Guarantors on or prior to the date hereof, together with any Guaranty Supplement hereafter executed and delivered pursuant to
Section 5.13, in each case as amended from time to time.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         "Highest Lawful Rate" has the meaning set forth in Section 9.15.

         "Indebtedness" shall mean (without duplication), for any Person,

                  (i) all indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person or with respect to deposits or advances of any kind (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services, except indebtedness which is owing to trade creditors in the ordinary course of business and which is due within 90 days after the original invoice date;

                  (ii) Indebtedness of the kind described in clause (i) of this definition which is secured by (or for which the holder of such Indebtedness has any existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such Indebtedness or obligations;

                  (iii) Capitalized Lease Obligations of such Person;

                  (iv) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances;

                  (v) all obligations of such Person upon which interest charges are customarily paid;

                  (vi) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; and

                  (vii) all Guaranties or other contingent liabilities (other than endorsements for collection in the ordinary course of business), direct or indirect, with respect to Indebtedness (of the kind described in clauses (i) through (vi) of this definition) of another Person, through an agreement or otherwise, including, without limitation,

                           (A)  any   endorsement  not  for  collection  in  the
                  ordinary course of business or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a Guaranty in respect of any such Indebtedness;

                           (B) any agreement  (1) to purchase,  or to advance or
                  supply  funds  for  the  payment  or  purchase  of,  any  such
                  Indebtedness, (2) to purchase, sell or lease property, products, materials or supplies, or transportation or services, in order to enable such other Person to pay any such Indebtedness or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials or supplies or transportation or services or (3) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in order to enable such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation;

                           (C) obligations of such Person to the counterparty under foreign currency "hedging" contracts and interest rate contracts (including without limitation liquidated damages specified therein) arising by reason of a default or breach (however defined) by such Person thereunder, net of amounts to be paid to such Person from such counterparty thereunder; and

                           (D) obligations under surety, appeal or customs bonds.

The Indebtedness of any Person which shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Interest Election Request" means a request by the Borrowers to convert or continue a Borrowing in accordance with Section 2.06.

         "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, or (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

         "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the applicable Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Landlord's Agreement" shall mean a Landlord's Agreement, substantially in the form of Exhibit B hereto, in form and substance satisfactory to the Administrative Agent.

         "Lenders" means the Person listed on the signature pages hereto as the Lenders and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, or pursuant to an amendment of this Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance, or pursuant to an amendment of this Agreement. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

         "Letter of Credit Agreement" means the Letter of Credit Agreement dated November 12, 2004 executed by and among Borrowers, Lenders and Administrative Agent, as it may from time to time be amended, modified, restated or supplemented.

         "LIBOR" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then "LIBOR" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "LIBOR Margin" means, with respect to any Eurodollar Loan, the applicable margin set forth below under the caption "LIBOR Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

                Ratio                                 LIBOR Margin
                -----                                 ------------

                x => 2.75                             1.75%

                2.25 <=  x < 2.75                     1.50%

                1.75 <=  x < 2.25                     1.25%

                1.25 <=  x < 1.75                     1.00%

                x < 1.25                              0.75%

For purposes of the foregoing, each change in the LIBOR Margin resulting from a change in the above described ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change.

         "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Loans" means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

         "Loan Documents" shall mean this Agreement, the Notes, all Security Documents, any Hedging Agreement between any member of the Consolidated Group and any Lender, and all instruments, certificates and agreements now or hereafter executed or delivered to the Administrative Agent or any Lender pursuant to any of the foregoing and the transactions connected therewith, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

         "Loan Party" means Parent, CAI and each Subsidiary of CAI which is required to execute a Guaranty under the terms and provisions of this Agreement.

         "Louisiana Insurance Company" means CAI Credit Insurance Agency, Inc., a Louisiana corporation.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Consolidated Group taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is a party or
(c) the rights of or benefits available to the Administrative Agent and the Lenders under the Loan Documents.

         "Material Indebtedness" means Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Consolidated Group in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgaged Property" shall mean all tangible assets and real property interests subject to the Security Documents.

         "Mortgages" means, collectively, Mortgages, Pledges, Assignments, Security Agreements and Financing Statements and Deeds of Trust, Assignments, Security Agreements and Financing Statements securing the Obligations and covering all of the real property owned or leased by the Loan Parties as of the date hereof (except such leased properties on which no Lien is required pursuant to Section 5.16), together with any other mortgage or deed of trust hereafter delivered pursuant to Section 5.16, in each case as amended from time to time.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Non-Cash Expense (or Income)" shall mean, for any period, the amount of non-cash expense or income; provided that, (i) if any cash outlay (receipt) is made (received) during such period in respect of such non-cash expense (income), only the amount of such non-cash expense (income) which exceeds the amount of the cash outlay (receipt) may be added back to Consolidated Net Income for purposes of calculating Consolidated EBITDA, and (ii) if any cash outlay (receipt) is made (received) during such period in respect of a non-cash expense (income) for a prior or future period, the amount of such cash outlay (receipt) shall be deducted from (added to) Consolidated Net Income for the current period for purposes of calculating Consolidated EBITDA.

         "Note" or "Notes" shall mean a promissory note or promissory notes, respectively, of the Borrowers, executed and delivered under this Agreement.

         "Obligations" means, as at any date of determination thereof, the sum of the following: (i) the aggregate principal amount of Loans outstanding hereunder, plus (ii) the aggregate amount of the LC Exposure (as defined in the Letter of Credit Agreement), plus (iii) all other liabilities, obligations and indebtedness under any Loan Document of Borrower or any other Loan Party.

         "Officer's Certificate" shall mean a certificate signed in the name of a Person, by either its Chief Executive Officer, President, one of its Financial Officers or Secretary.

         "Originator Notes" shall mean (i) those two (2) certain Originator's Notes dated as of May 12, 2000 executed by Conn Funding I LP payable to order of CAI and CAILP, respectively, delivered pursuant to the terms and provisions of the Receivables Purchase Agreement, and (ii) those two (2) certain Originator's Notes dated as of September 13, 2002 executed by Conn Funding II LP payable to order of CAI and CAILP, respectively, delivered pursuant to the terms and provisions of the Receivables Purchase Agreement, as the same may be renewed, extended, modified or rearranged from time to time.

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

         "Parent" means Conn's, Inc., a Delaware corporation.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Permitted Encumbrances" means:

         (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

         (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

         (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

         (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

         (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party or any of their Subsidiaries; and

         (f) security interest filings by lessors under personal property leases;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

         "Permitted Investments" means:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

         (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

         (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

         (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

         (e) investments which are consistent with the corporate investment policy of CAI from time to time in effect, as approved by the Administrative Agent (such approval not to be unreasonably withheld).

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Pledge and Security Agreements" means, collectively, Pledge and Security Agreements securing the Obligations and covering all of the issued and outstanding equity interests in and to each of the Loan Parties (other than equity interests in and to Parent), and those certain Pledge and Security Agreements executed and delivered pursuant to Section 5.13, in each case as amended from time to time.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, National Association as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Receivables Purchase Agreement" means that certain Receivables Purchase Agreement dated as of September 1, 2002 between Conn Funding II LP, as Purchaser, Conn Funding I LP, as the Initial Seller, and CAI and CAILP, collectively as Originator, together with any and all amendments, restatements, renewals and extensions thereof not in violation of Article VII(p).

         "Receivables Purchase Documents" means, collectively, the Receivables Purchase Agreement, the Originator Notes, the Conn Funding II Indenture, the Collection Account Letters of Credit and any and all documents, instruments and agreements executed in connection therewith.

         "Register" has the meaning set forth in Section 9.04(c).

         "Related Parties" means, with respect to any specified Person, such Person's affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's affiliates.

         "Required Lenders" means, at any time, Lenders having Revolving Credit Exposures and unused Revolving Loan Commitments representing greater than 50% of the sum of the total Revolving Credit Exposures and unused Revolving Loan Commitments at such time.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of any member of the Consolidated Group, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of any such Person or any option, warrant or other right to acquire any such shares of capital stock of any such Person.

         "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans and its LC Exposure (as defined in the Letter of Credit Agreement) and Swingline Exposure at such time.

         "Revolving Loan" means a Loan made pursuant to Section 2.02.

         "Revolving Loan Commitment" shall mean each Lender's initial Revolving Loan Commitment set forth on Schedule 2.02, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (i) reduced from time to time pursuant to
Section 2.07 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

         "Revolving Maturity Date" shall mean November 1, 2010, or any earlier date on which (i) the Revolving Loan Commitments shall have terminated in accordance with this Agreement and (ii)(a) all unpaid amounts owing under the Revolving Notes have been declared due and payable in accordance with this Agreement or (b) all unpaid amounts owing under the Revolving Notes shall have been prepaid in accordance with this Agreement.

         "Revolving Notes" shall mean the promissory notes of the Borrowers executed and delivered under Section 2.08(a).

         "S&P" means Standard & Poor's Ratings Group.

         "SEC" means the Securities and Exchange Commission, an agency of the United States government.

         "Security Agreements" means, collectively, Security Agreements securing the Obligations and covering all material personal property of the Loan Parties (other than personal property covered by the Pledge and Security Agreements), and those certain Security Agreements executed and delivered pursuant to Section 5.13, in each case as amended from time to time.

         "Security Documents" shall mean the Pledge and Security Agreements, the Security Agreements, the Guaranty Agreements and the Mortgages, as they may be amended or modified from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of production or proceeds of production, assignments of income, assignments of contract rights, assignments of partnership interest, assignments of royalty interests, assignments of performance, completion or surety bonds, standby agreements, subordination agreements, undertakings and other instruments and financing statements now or hereafter executed and delivered by any Person (other than solely by the Administrative Agent or any Lender and/or any other creditor participating in the Loans evidenced by the Notes or any collateral or security therefor) in connection with, or as security for Obligations.

         "Senior Debt" means, as to the Consolidated Group, Indebtedness minus Subordinated Debt.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBOR, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subordinated Debt" shall mean all Indebtedness of CAI which has been subordinated on terms and conditions satisfactory to the Required Lenders, in their sole discretion, to all of the Obligations, whether now existing or hereafter incurred. Indebtedness shall not be considered as "Subordinated Debt" unless and until the Administrative Agent shall have received copies of the documentation evidencing or relating to such Indebtedness together with a subordination agreement, in form and substance satisfactory to the Required Lenders, duly executed by the holder or holders of such Indebtedness and evidencing the terms and conditions of the required subordination.

         "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

         "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time. The maximum permitted amount of Swingline Exposure for all of the Lenders is $8,000,000.

         "Swingline Lender" means JPMorgan Chase Bank, National Association, in its capacity as lender of Swingline Loans hereunder.

         "Swingline Loan" means a Loan made pursuant to Section 2.17.

         "Taxes"  means any and all present or future  taxes,  levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

         "Transactions" means the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents, the borrowing of Loans, and the use of the proceeds thereof.

         "Type," when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to LIBOR or the Alternate Base Rate.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         "Working Capital" means, for any period, current assets minus current liabilities, as defined in accordance with GAAP.

         SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Eurodollar Loan"). Borrowings also may be classified and referred to by Type (e.g., a "Eurodollar Borrowing").

         SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrowers notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                                   The Credits
                                   -----------

         SECTION 2.01. Intentionally Left Blank.

         SECTION 2.02. Revolving Loan Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure to all Borrowers exceeding such Lender's Revolving Loan Commitment or
(b) the sum of the total Revolving Credit Exposures exceeding the total Revolving Loan Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

         SECTION 2.03. Loans and Borrowings.

         (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Revolving Loan Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Revolving Loan Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

         (b) Subject to Section  2.12,  each  Borrowing  (other than a Swingline
Loan) shall be comprised entirely of ABR Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

         (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Loan Commitments. Each Swingline Loan shall be in an amount that is an integral multiple of $100,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of twelve (12) Eurodollar Borrowings outstanding.

         (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date.

         SECTION 2.04. Requests for Revolving Borrowings. To request a Revolving Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston time, three Business Days before the date of the proposed Borrowing, or (b) in the case of an ABR Revolving Borrowing, not later than 11:00 a.m., Houston time, one Business Day before the date of the proposed Revolving Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in the form set forth as Exhibit C hereto and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Sections 2.02 and 2.03:

                  (i) the applicable Borrower;

                  (ii)  the  aggregate   amount  of  the   requested   Revolving
         Borrowing;

                  (iii) the date of such  Borrowing,  which  shall be a Business
         Day;

                  (iv) whether such Revolving Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (v)  in  the  case  of a  Eurodollar  Borrowing,  the  initial
         Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                  (vi) the location and number of the Borrower's account to which funds are to be disbursed.

         If no election as to the Type of Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period one month's duration. Promptly following receipt of a Revolving Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Revolving Borrowing.

         SECTION 2.05. Funding of Borrowings.

         (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Houston time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.17. The Administrative Agent will make such Loans available to the Borrowers by promptly crediting the amounts so received, in like funds, to an account of the Borrowers maintained with the Administrative Agent in Houston and designated by the Borrowers in the applicable Borrowing Request.

         (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

         SECTION 2.06. Interest Elections.

         (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrowers may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

         (b) To make an election pursuant to this Section, the Borrowers shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form set forth on Exhibit D attached hereto and signed by the applicable Borrower.

         (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.03:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period."

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

         (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

         (e) If the Borrowers fail to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrowers, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

         SECTION 2.07. Termination, Reduction and Increase of Revolving Loan Commitments.

         (a) Unless previously terminated, the Revolving Loan Commitments shall terminate on the Revolving Maturity Date.

         (b) The Borrowers may at any time terminate, or from time to time reduce, the Revolving Loan Commitments; provided that each reduction of the Revolving Loan Commitments shall be in an amount that is an integral multiple of $250,000 and not less than $1,000,000.

         (c) The Borrowers shall notify the Administrative Agent of any election to terminate or reduce the Revolving Loan Commitments under paragraph (b) of this Section at least five Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrowers pursuant to this Section shall be irrevocable. Any termination or reduction of the Revolving Loan Commitments shall be permanent. Each reduction of the Revolving Loan Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Loan Commitments.

         (d) At any time prior to the expiration of the Availability Period, and so long as no Default or Event of Default shall have occurred which is continuing, Borrowers may elect to increase the aggregate of the Revolving Loan Commitments to an amount not exceeding $90,000,000 minus any reductions in the Revolving Loan Commitments pursuant to Section 2.07(b) hereof, provided that (i) Borrowers shall give at least thirty (30) Business Days' prior written notice of each such increase to the Administrative Agent and each existing Lender, (ii) each existing Lender shall have the right (but not the obligation) to subscribe to its pro rata share of the proposed increase in the Revolving Loan Commitments by giving written notice of such election to Borrowers and the Administrative Agent within twenty (20) Business Days after receipt of a notice from the Borrowers as above described and only if an existing Lender does not exercise such election may the Borrowers elect to add a new Lender, (iii) no Lender shall be required to increase its Revolving Loan Commitment unless it shall have expressly agreed to such increase in writing (but otherwise, no notice to or consent by any Lender shall be required, notwithstanding anything to the contrary set forth in Section 9.02 hereof), (iv) the addition of new Lenders shall be subject to the terms and provisions of Section 9.04 hereof as if such new Lenders were acquiring an interest in the Loans by assignment from an existing Lenders (to the extent applicable, i.e. required approvals, minimum amounts and the like), (v) Borrowers shall execute and deliver such additional or replacement Notes and such other documentation (including evidence of proper authorization) as may be reasonably requested by the Administrative Agent, any new Lender or any Lender which is increasing its Revolving Loan Commitment, (vi) no Lender shall have any right to decrease its Revolving Loan Commitment as a result of any such increase of the aggregate amount of the Revolving Loan Commitments, (vii) the Administrative Agent shall have no obligation to arrange, find or locate any Lender or new bank or financial institution to participate in any unsubscribed portion of any such increase in the aggregate committed amount of the Revolving Loan Commitments, and (viii) each such increase shall be in an aggregate amount of at least $10,000,000. Borrowers shall be required to pay (or to reimburse each applicable Lender for) any breakage costs incurred by any Lender in connection with the need to reallocate existing Loans among the Lenders following any increase in the Revolving Loan Commitments pursuant to this provision.

         SECTION 2.08. Repayment of Loans; Evidence of Debt.

         (a) The Borrowers shall execute and deliver to the Administrative Agent for each Lender a Revolving Note to evidence the Revolving Loans made by such Lender to the Borrowers under such Lender's aggregate Revolving Loan Commitment, which shall be (i) in the principal amount of such Lender's Revolving Loan Commitment and (ii) in substantially the form attached hereto as Exhibit E-1, with the blanks appropriately filled. The outstanding principal balance of each Revolving Note shall be payable on the Revolving Maturity Date.

         (b) The Borrowers shall execute and deliver to the Administrative Agent for the Swingline Lender a Swingline Note to evidence the Swingline Loans made by the Swingline Lender to the Borrowers, which shall be (i) in the principal amount equal to maximum permitted amount of Swingline Exposure for all of the Lenders and (ii) in substantially the form attached hereto as Exhibit E-2, with the blanks appropriately filled. The unpaid principal amount of each Swingline Loan shall be payable on the earlier of the Revolving Maturity Date and the date that is 15 calendar days after such Swingline Loan is made; provided that on each date that a Revolving Loan is made, the Borrowers shall repay all Swingline Loans then outstanding.

         (c) Each Revolving Note shall bear interest on the unpaid principal amount thereof from time to time outstanding at the rate per annum determined as specified in Section 2.11 payable on each Interest Payment Date and at maturity, commencing with the first Interest Payment Date following the date of such Revolving Note. The Swingline Note shall bear interest on the unpaid principal amount thereof from time to time outstanding at the rate per annum determined as specified in Section 2.11 payable as provided in Section 2.17 hereof.

         SECTION 2.09. Prepayment of Loans.

         (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (d) of this Section; provided that such prepayment shall be in an amount that is an integral multiple of $250,000 and not less than $1,000,000.

         (b) The Borrowers shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder not later than 11:00 a.m., Houston time, five Business Days before the date of prepayment (or, in the case of prepayment of a Swingline Loan, not later than 12:00 noon, Houston, Texas time, on the date of prepayment). Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. All prepayments shall be accompanied by accrued interest and, if the prepayment is in respect of a Eurodollar Borrowing and is made on any day other than the last day of the applicable Interest Period, such prepayment must be accompanied by payment of all breakage costs and funding losses as provided for in Section 2.14.

         SECTION 2.10. Fees.

         (a) The Borrowers agree to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Commitment Fee Rate on the daily amount of the unutilized portion of the Revolving Loan Commitment of such Lender during the period from and including the date hereof to but excluding the date on which such Revolving Loan Commitment terminates. Accrued facility fees shall be payable in arrears on the last day of April, July, October and January of each year and on the date on which the Revolving Loan Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Revolving Loan Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing such commitment fees, a Revolving Loan Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose, except in respect of the Swingline Lender, whose Revolving Commitment shall be reduced by the Swingline Exposure for purposes of calculating fees due under this
Section 2.10(a)).

         (b) The Borrowers agree to pay to the Arranger an underwriting fee, which shall be payable at closing and payable in the amounts and at the times separately agreed upon between the Borrowers and the Arranger.

         (c) The Borrowers agree to pay to the Administrative Agent, for its own account, administrative fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.

         (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Arranger, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

         SECTION 2.11. Interest.

         (a) The Loans  comprising each ABR Borrowing  (including each Swingline
Loan) shall bear interest at the Alternate Base Rate.

         (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBOR plus the applicable LIBOR Margin for the Interest Period in effect for such Borrowing.

         (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 3% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 3% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

         (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Loan Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

         (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that, interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate and LIBOR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

         SECTION 2.12. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

         (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining LIBOR for such Interest Period; or

         (b) the Administrative Agent is advised by the Required Lenders that LIBOR for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

         SECTION 2.13. Increased Costs.

         (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBOR); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation.

         SECTION 2.14. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at LIBOR that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         SECTION 2.15. Taxes.

         (a) Any and all payments by or on account of any obligation of the Borrowers hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrowers shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) The Borrowers shall indemnify the Administrative Agent and each Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrowers as will permit such payments to be made without withholding or at a reduced rate.

         SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

         (a) The Borrowers shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under
Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, Houston time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 712 Main Street, Houston, Texas 77002. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

         (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

         (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to Parent or to the Borrowers or any Subsidiary or affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agree, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation.

         (d) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lender, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

         (e) If any Lender shall fail to make any payment required to be made by it to the Administrative Agent pursuant to Section 2.05(b) or 2.16(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

         SECTION 2.17. Swingline Loans.

         (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrowers from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding the maximum permitted amount of Swingline Exposure for all of the Lenders or (ii) the sum of the total Revolving Credit Exposures exceeding the total Revolving Loan Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan and provided further that the Swingline Lender shall not, without the consent of the Required Lenders, make any Swingline Loan if any Event of Default exists of which the Swingline Lender has actual knowledge. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans.

         (b) To request a Swingline Loan, the Borrowers shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 3:00 p.m., Houston, Texas time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrowers. The Swingline Lender shall make each Swingline Loan available to the Borrowers by such means as may be reasonably directed by the Borrowers.

         (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 2:00 p.m., Houston, Texas time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. The Administrative Agent will give notice thereof to each Revolving Lender by 3:00 p.m., Houston, Texas time on such Business Day, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional, subject to Swingline Lender's compliance with the provisions of Section 2.17(a) hereof, and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Loan Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrowers in writing of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrowers (or other party on behalf of the Borrowers) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be remitted by the Administrative Agent to the Swingline Lender and to the Revolving Lenders that shall have made their payments pursuant to this paragraph, as their interests may appear, such remittance to be made on the day of receipt if such payment is received by 2:00 p.m., Houston, Texas time and prior to 10:00 a.m. of the following Business Day if such payment is received after 2:00 p.m., Houston, Texas time. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof.

                                  ARTICLE III
                         Representations and Warranties
                         ------------------------------

         The Borrowers represent and warrant to the Lenders that:

         SECTION 3.01. Organization; Powers. Each Loan Party and each of their Subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

         SECTION 3.02. Authorization; Enforceability. The Transactions are within the corporate powers of each Loan Party and have been duly authorized by all necessary corporate and, if required, stockholder action. Each Loan Document to which any Loan Party is a party has been duly executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms.

         SECTION 3.03. Governmental  Approvals;  No Conflicts.  The Transactions
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any of their Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of their Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of their Subsidiaries, and (d) except for Liens in favor of the Lenders created by the Loan Documents, will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of their Subsidiaries.

         SECTION 3.04. Financial Condition; No Material Adverse Change.

         (a) The Borrowers have heretofore furnished to the Administrative Agent the following financial statements for the Consolidated Group: a consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended January 31, 2005 reported on by nationally recognized independent public accountants, and (ii) as of and for the fiscal quarter ended July 31, 2005, certified by a Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Consolidated Group as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

         (b) Since January 31, 2005, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Consolidated Group, taken as a whole.

         SECTION 3.05. Properties.

         (a) Except for Liens permitted by Section 6.02, each Loan Party and each of their Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. Set forth on Schedule 3.05(a)(i) hereto is a complete and accurate list of all real property owned by any Loan Party or any of their Subsidiaries, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and the acquisition cost and book value thereof. Each Loan Party and each of their Subsidiaries has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens permitted by Section 6.02. Set forth on Schedule 3.05(a)(ii) hereto is a complete and accurate list of all leases of real property under which any Loan Party or any of their Subsidiaries is the lessee or sublessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee or sublessee, expiration date and annual rental cost thereof. Each such lease or sublease is the legal, valid and binding obligation of the lessor or sublessor, as the case may be thereof, enforceable in accordance with its terms. Parent will own no material property other than equity interests in and to CAI and such equity interests shall not be subject to any Lien.

         (b) Each Loan Party and each of their Subsidiaries enjoy, peaceful and undisturbed possession of the portion of the real property as to which any such Person is a lessee under all leases necessary for the operation of its properties and assets, and all such leases are valid and subsisting and are in full force and effect.

         (c) Each Loan Party and each of their Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by such Person does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.06. Litigation and Environmental Matters.

         (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting any Loan Party or any of their Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Loan Document or the Transactions. As of the date hereof, there is no outstanding judgment, order or decree affecting any Loan Party or any of their Subsidiaries before or by any administrative or Governmental Authority.

         (b) Except with respect to any other matters that could not reasonably be expected to result in a Material Adverse Effect, (i) all facilities and property owned or leased by any Loan Party or any of their Subsidiaries have been and continue to be, owned or leased and operated by such Person in material compliance with all Environmental Laws; (ii) there has not been any Release of Hazardous Materials at, on or under any property now or previously owned or leased by any Loan Party or any of their Subsidiaries (A) in quantities that would be required to be reported under any Environmental Law, or (B) that required, or may reasonably be expected to require, any such Person to expend funds on remediation or clean-up activities pursuant to any Environmental Law;
(iii) each Loan Party and each of their Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, orders, licenses and other authorizations relating to environmental matters necessary for their respective businesses; (iv) there are not and in the past there have been none of the following on or in any of the assets of any Loan Party or any of their Subsidiaries or any property now or previously owned or leased by them which would result in any Environmental Liability: (A) any Hazardous Materials, (B) any generation, treatment, recycling, storage or disposal of any Hazardous Materials, (C) any underground storage tanks or surface impoundments, (D) any asbestos-containing material, or (E) any polychlorinated biphenyls (PCBs); and
(v) neither any Loan Party nor any of their Subsidiaries (A) has become subject to any Environmental Liability, (B) has received notice of any claim with respect to any Environmental Liability or (C) knows of any basis for any Environmental Liability.

         SECTION 3.07. Compliance with Laws and Agreements. Each Loan Party and each of their Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

         SECTION 3.08. Investment and Holding Company Status. No Loan Party nor any of their Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         SECTION 3.09. Taxes. As of the date hereof, each Loan Party and each of their Subsidiaries have filed all tax returns required to be filed and have paid all taxes shown on said returns and all assessments which are not yet delinquent. No Borrower is aware of any pending investigation by any taxing authority (except that the Federal income tax return for the Consolidated Group for the fiscal year ended January 31, 2003 is currently being reviewed by the Internal Revenue Service) or of any claims by any Governmental Authority for any unpaid taxes by any Loan Party or any of their Subsidiaries.

         SECTION 3.10. Public Utility Holding Company Act Not Applicable. No Loan Party nor any of their Subsidiaries thereof is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or an affiliate of a "subsidiary company" of a "holding company," or a "public utility," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         SECTION 3.11. Regulations G, U and X. None of the proceeds of any Loan will be used for the purpose of purchasing or carrying, directly or indirectly, any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System ("margin stock"), or to extend credit to others for the purpose of purchasing or carrying any margin stock, or for any other purpose which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now in effect or as the same may hereafter be in effect. No Loan Party nor any of their Subsidiaries will take or permit any action which would involve the Lenders in a violation of Regulation G, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or a violation of the Securities Exchange Act of 1934, in each case as now or hereafter in effect.

         SECTION 3.12. ERISA. No "reportable event" (as defined in Section 4043(b) of ERISA) has occurred with respect to any Plan. Each Plan complies with all applicable provisions of ERISA, and each Loan Party and each of their Subsidiaries have filed all reports required by ERISA and the Code to be filed with respect to each Plan. The Borrowers have no knowledge of any event which could result in a liability of any Loan Party or any of their Subsidiaries to the Pension Benefit Guaranty Corporation. Each Loan Party and each of their Subsidiaries have met all requirements with respect to funding the Plans imposed by ERISA or the Code. Since the effective date of Title IV of ERISA, there have not been any, nor are there now existing any, events or conditions that would permit any Plan to be terminated under circumstances which would cause the lien provided under Section 4068 of ERISA to attach to any property of any Loan Party or any of their Subsidiaries The value of the Plans' benefits guaranteed under Title IV of ERISA on the date hereof does not exceed the value of such Plans' assets allocable to such benefits as of the date of this Agreement and shall not be permitted to do so hereafter.

         SECTION 3.13. Disclosure. The Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party or any of their Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party or any of their Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder or in connection herewith (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. All estimates, projections and pro forma financial information contained in materials hereafter delivered to the Administrative Agent by or on behalf of any Loan Party or any of their Subsidiaries will be based upon assumptions believed by such Persons to be reasonable as of the date of the preparation of the same. Nothing in this
Section 3.13 shall be construed as a representation, warranty or covenant that any of such estimates, projections or pro forma financial information shall in fact be achieved.

         SECTION 3.14. Condition of Properties.

         (a) The retail sales locations of each Loan Party and each of their Subsidiaries, to the extent they are in operation as of the date hereof, have adequate rights of access to existing and necessary public streets and roads and to all water, sanitary sewer and storm drainage facilities necessary for the intended use of such locations.

         (b) The inventory of each Loan Party and each of their Subsidiaries is in materially merchantable condition and of a quality and quantity usable, or salable, as appropriate, in the ordinary course of business. There is on hand at each retail sales location inventory, levels of inventory in amounts consistent with ordinary business practices of the Loan Parties and each appropriate Subsidiary, and at levels sufficient for each Loan Party and each of their Subsidiaries to operate the business in the ordinary course.

         SECTION 3.15. Capital Structure.

         (a) Schedule 3.15(a) is a complete and correct list, as of the date hereof, of all Subsidiaries of CAI, showing the jurisdiction of their incorporation or organization and the percentage of the outstanding shares of each class of capital stock (or other equivalent interest) owned, directly or indirectly, by CAI. Except as disclosed in Schedule 3.15(a) and except for Liens created by the Security Documents, CAI owns, directly or indirectly, free and clear of all Liens or restrictions on transferability or voting, the percentage of outstanding shares of such Subsidiaries as shown on Schedule 3.15(a) and all such shares are validly issued, fully paid and non-assessable. There are no outstanding warrants, options, contracts or commitments of any such Subsidiary of any kind entitling any Person to purchase or otherwise acquire (i) any shares of the capital stock of any such Subsidiary or (ii) any securities convertible into or exchangeable for any shares of such capital stock. No securities are outstanding which are convertible into or exchangeable for any shares of capital stock of any such Subsidiary thereof.

         (b) Parent owns all of the outstanding shares of each class of capital stock (or other equivalent interest) of CAI.

         SECTION 3.16. Insurance. Schedule 3.16, attached hereto and incorporated herein by this reference, is a true, correct and complete list and description of all policies of insurance and fidelity bonds relating to the business of any Loan Party or any of their Subsidiaries (except for any such policies maintained to provide benefits to employees under a benefit plan or arrangement described elsewhere herein), all of which are in full force and effect. All premiums thereon have been paid, and the Borrowers have received no notice of cancellation with respect thereto. There are no material claims pending under any of said policies or bonds or disputes with underwriters, the denial of which would have a Material Adverse Effect. There are no pending or threatened terminations of, or premium increases with respect to, any of such policies and bonds and each Loan Party and each of their Subsidiaries are in compliance with all conditions contained therein. The Borrowers have no reason to believe that such insurance is not, or since the date of its inception has not been, adequate with respect to risks normally insured against by comparable companies similarly situated. The Borrowers have delivered to the Administrative Agent true, complete and correct copies of all of the above-described insurance policies.

         SECTION 3.17. Solvency. No Loan Party nor any of their Subsidiaries (i) is "insolvent", as such term is used in the United States Bankruptcy Code of 1978, as amended, and any successor statute, or the Texas Uniform Fraudulent Transfer Act; (ii) is engaged in business or in a transaction, or is about to engage in business or a transaction, for which its capital is unreasonably small, or (iii) intends to incur, or believes it will incur, debts beyond its ability to pay as they mature.

         SECTION 3.18. Indebtedness. Attached hereto as Schedule 3.18 is a complete list, as of the date hereof, of all agreements or instruments evidencing Indebtedness of each Loan Party and each of their Subsidiaries (other than the Loan Documents), showing as of the date hereof the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule thereunder.

                                   ARTICLE IV
                                   Conditions
                                   ----------

         SECTION 4.01. Insurance. The Administrative Agent shall have received all such information as the Administrative Agent shall reasonably request concerning the insurance maintained by each Loan Party and each of their Subsidiaries described in Section 3.16 hereof, including, without limitation, as to those policies identified on Schedule 3.16 as to which the Administrative
Agent is required to be loss payee or additional insured, certificates of insurance naming the Administrative Agent as loss payee or additional insured, as the case may be, and the Administrative Agent shall have approved the types and amounts of such insurance and the issuers thereof.

         SECTION 4.02. Payment of Expenses. The Borrowers shall have reimbursed the Administrative Agent for all reasonable fees and expenses in connection with the preparation of this Agreement and all documentation contemplated hereby, the satisfaction of the condition set forth herein, the filing and recordation of the Security Documents, and the consummation of the Transactions.

         SECTION 4.03. Corporate Review. The Administrative Agent shall have made satisfactory completion of all corporate, ownership, solvency, organizational, capital structure, environmental, employee benefit and retirement savings and collateral audits of each Loan Party and each of their Subsidiaries by the Administrative Agent as deemed necessary or prudent by the Administrative Agent.

         SECTION 4.04. Required Documents and Certificates. The Administrative Agent (or its counsel) shall have received, in addition to the items listed in Sections 4.01 through 4.03, the following, in each case in form, scope and substance satisfactory to the Lenders:

                  (i) a counterpart of this Agreement signed on behalf of such party or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, duly executed by the Borrowers;

                  (ii) the Notes duly executed by the Borrowers;

                  (iii) an Officer's Certificate of each applicable Loan Party dated substantially concurrently herewith certifying, inter alia, (A) true and correct copies of the Articles of Incorporation and Bylaws (or equivalent corporate documents), as amended and in effect, of such party, (B) corporate resolutions duly adopted by the Board of Directors of such party authorizing the transactions contemplated by the Loan Documents and (C) the incumbency and specimen signatures of the officers of such party executing documents on its behalf;

                  (iv) a certificate from the Secretary of State and other appropriate public officials in each jurisdiction in which the Loan Parties are organized or incorporated, as the case may be, as to the continued existence and good standing of such party;

                  (v) a certificate from the appropriate public official of each jurisdiction in which the Loan Parties are authorized and qualified to do business as to the due qualification and good standing of such party;

                  (vi) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated substantially concurrently herewith) of Sydney K. Boone, Jr., Corporate General Counsel for the Loan Parties, covering such other matters relating to the Loan Parties, this Agreement or the Transactions as the Required Lenders shall reasonably request. The Borrowers hereby request such counsel to deliver such opinion;

                  (vii) the Security Agreements;

                  (viii) the Mortgages, covering all real estate interests of the Loan Parties, including but not limited to fee simple interests and leasehold interests, to the extent required under Section 5.16;

                  (ix) the Pledge and Security Agreements;

                  (x) certificates representing the stock of CAI and its Subsidiaries, pledged in accordance with the Pledge and Security Agreements, accompanied by duly executed instruments of transfer or assignment in blank, in form and substance satisfactory to the Administrative Agent;

                  (xi) the Guaranty Agreements;

                  (xii) copies of all other requisite filing documents necessary to perfect the Liens granted pursuant to the Security Documents and duly executed releases or assignments of Liens and UCC-3 financing statements in recordable form, and in form and substance satisfactory to the Lenders, covering all of the collateral, as may be necessary to reflect that the Liens granted to the Administrative Agent for the benefit of the Lenders are first and prior Liens, except for the Liens permitted under Section 6.02 herein;

                  (xiii) duly executed Landlord Agreements as to any property consisting of or located in property leased by any Loan Party, subject to the provisions of Section 5.16, and

                  (xiv) certified copies of Requests for Information of Copies (Form UCC-11), or equivalent reports, listing all effective financing statements which name any Loan Party (under its present name, any trade names and any previous names) as debtor and which are filed, together with copies of all such financing statements.

In addition, all legal matters incident to the transactions herein contemplated shall be satisfactory to counsel for the Administrative Agent and the Lenders.

         SECTION 4.05. Conditions Precedent to Each Loan. The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

         (a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing.

         (b) At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing and there shall have occurred no event which would be reasonably likely to have a Material Adverse Effect.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

                                   ARTICLE V
                              Affirmative Covenants
                              ---------------------

         Until the Revolving Loan Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrowers covenant and agree with the Lenders that:

         SECTION 5.01. Financial Statements and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender:

         (a) within 90 days after the end of each fiscal year of Parent, the audited consolidated balance sheets and related statements of operations, stockholders' equity and cash flows of the Consolidated Group as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young, L.L.P. or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Consolidated Group on a consolidated basis in accordance with GAAP consistently applied (which may be in the form of SEC 10K);

         (b) within 45 days after the end of each of the first three fiscal quarters of Parent, the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows of the Consolidated Group as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Consolidated Group on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (which may be in the form of SEC 10Q);

         (c) concurrently with any delivery of financial statements under clause
(a) or (b) above, a certificate of a Financial Officer of CAI, in the form of Exhibit F hereto, (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.18 through 6.22 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in
Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

         (d) concurrently with any delivery of financial statements under clause
(a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

         (e) promptly upon receipt thereof, a copy of each other report or "management letter" submitted to any Loan Party or any of their Subsidiaries by their independent accountants in connection with any annual, interim or special audit made by them;

         (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any of their Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be; and

         (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party or any of their Subsidiaries, or compliance with the terms of any Loan Document, including but not limited to financial projection and budgets, as the Administrative Agent or any Lender may reasonably request.

         SECTION 5.02. Notices of Material Events. The Borrowers will furnish to the Administrative Agent and each Lender immediate written notice of the following:

         (a) the occurrence of any Default;

         (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

         (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party or any of their Subsidiaries in an aggregate amount exceeding $500,000;

         (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and

         (e) copies of all notices of default, notices, amendments, waivers and other documents delivered or received by any Loan Party or any of their Subsidiaries pursuant to the terms of any Receivables Purchase Document.

         Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of CAI setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         SECTION 5.03. Existence; Conduct of Business. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

         SECTION 5.04. Payment of Obligations.

         (a) Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, pay its obligations before the same shall become delinquent or in default, including, without limitation, all taxes, assessments, and governmental charges or levies imposed upon any Loan Party or any of their Subsidiaries or upon the income of any property of any Loan Party or any of their Subsidiaries as well as all material claims of any kind (including, without limitation, claims for labor, materials, supplies, and rent), except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the applicable Person has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or result in a Lien against its property.

         (b) Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, promptly pay all income, franchise and other taxes owing by the applicable Person and any stamp taxes or other taxes which may be required to be paid with respect to the Notes, the Security Documents or any other Loan Documents. In the event of the enactment after this date of any law of any Governmental Authority applicable to the Administrative Agent or the Lenders, the Mortgaged Property or the Loan Documents, deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Administrative Agent or any Lender the payment of the whole or any part of the taxes or assessments or charges or Liens required by the Loan Documents to be paid by any Loan Party, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect the Security Documents or the indebtedness secured thereby or any Administrative Agent or any Lender, then, and in any such event each Borrower will, upon demand by the Administrative Agent, pay such taxes, assessments, charges or Liens, or reimburse the Administrative Agent or the Lenders therefor to the extent permitted by applicable law.

         SECTION 5.05. Maintenance of Properties; Insurance.

         (a) Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, (i) keep and maintain its property in good working order and condition, ordinary wear and tear excepted, and (ii) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, and furnish to the Administrative Agent, together with each delivery of financial statements under Section 5.01(a), an Officer's Certificate containing full information as to the insurance carried.

         (b) With respect to Mortgaged Property constituting real property, each Borrower will maintain and cause the other Loan Parties and each of their Subsidiaries to maintain the following insurance: (1) all-risk insurance with respect to all such insurable Mortgaged Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage, in an amount not less than the amount in effect on the date of this Agreement and disclosed to the Administrative Agent in writing; (2) if and to the extent any portion of such Mortgaged Property is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Notes or the maximum amount of flood insurance available; and (3) statutory worker's compensation insurance with respect to any work on or about such Mortgaged Property. All insurance policies shall require not less than thirty (30) days' prior written notice to the Administrative Agent of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, with respect to such Mortgaged Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by any Loan Party or any of their Subsidiaries or the Lenders and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Section or any other Loan Document to which any Loan Party or any of their Subsidiaries is a party becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in the reasonable opinion the financial responsibility of such insurer is or becomes inadequate, the Borrowers shall, or shall cause the applicable Person to, in each instance promptly upon the request of the Administrative Agent and at Borrowers' expense, obtain and deliver to the
Administrative Agent a like policy (or, if and to the extent permitted by the Administrative Agent, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Section or such other Loan Document, as the case may be. Without limiting the discretion of the Administrative Agent with respect to required endorsements to insurance policies, all such policies for loss of or damage to such Mortgaged Property shall contain a standard mortgage clause (without contribution) naming the Administrative Agent as mortgagee with loss proceeds payable to the Administrative Agent notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of such Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by the Administrative Agent under the Loan Documents; or (iv) any change in title to or ownership of such
Mortgaged Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by the Administrative Agent, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to the Administrative Agent at the time of execution of this Agreement, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to the Administrative Agent with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Each Borrower shall pay, and cause the other Loan Parties and each of their Subsidiaries to pay, all premiums on policies required hereunder as they become due and payable and promptly deliver to the Administrative Agent evidence satisfactory to the Administrative Agent of the timely payment thereof. If any loss occurs at any time when any Loan Party or any of their Subsidiaries has failed to perform the covenants and agreements in this paragraph, the Administrative Agent shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for the applicable Person, to the same extent as if it had been made payable to the Administrative Agent or the Administrative Agent.

         SECTION 5.06. Books and Records; Inspection Rights. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

         SECTION 5.07. Compliance with Laws. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property.

         SECTION 5.08. Use of Proceeds. The proceeds of the Revolving Loans will be used only for general corporate purposes, including working capital and capital expenditures. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X.

         SECTION 5.09. ERISA. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, at all times:

         (a) Make contributions to each Plan in a timely manner and in an amount sufficient to comply with the minimum funding standards requirements of ERISA;

         (b) Immediately upon acquiring knowledge of any "reportable event" or of any "prohibited transaction" (as such terms are defined in the Code) in connection with any Plan, furnish the Administrative Agent with a statement executed by the president or chief financial officer of CAI setting forth the details thereof and the action which the Borrowers propose to take with respect thereto and, when known, any action taken by the Internal Revenue Service with respect thereto;

         (c) Notify the Administrative Agent promptly upon receipt by any Loan Party or any of their Subsidiaries of any notice of the institution of any proceeding or other action which may result in the termination of any Plan and furnish to the Administrative Agent copies of such notice;

         (d) Acquire and maintain in amounts satisfactory to the Lenders from either the Pension Benefit Guaranty Corporation or authorized private insurers, when available, the contingent employer liability coverage insurance required under ERISA;

         (e) Furnish the Administrative Agent with copies of the annual report for each Plan filed with the Internal Revenue Service not later than thirty (30) days after such report has been filed; and

         (f) Furnish the Administrative Agent with copies of any request for waiver of the funding standards or extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the Code promptly after the request is submitted to the Secretary of the Treasury, the Department of Labor or the Internal Revenue Service, as the case may be.

         SECTION 5.10. Security and Further Assurances. Whenever and as often as the Administrative Agent may reasonably request, each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, at its own expense, promptly execute and deliver all such further instruments (including, without limiting the generality of the foregoing, additional security agreements, and financing statements) and do such other acts as the Administrative Agent may request for the purpose of protecting or perfecting any Lien created or granted or intended to be created or granted in the Security Documents or in order to insure that any such Lien is of first priority, subject only to Liens permitted by Section 6.02 hereof, or in order to police or protect any Collateral or otherwise to carry out more effectually the purposes and intent of the Loan Documents. Without limiting the generality of the foregoing, Borrowers will, as soon as practicable after the date hereof, cause to be duly recorded, published, registered and filed all Security Documents, in such manner and in such places as is required by law to establish, perfect, preserve and protect the rights and first priority security interests of the parties thereto and their respective successors and assigns in all of the Collateral, subject to Liens permitted under Section 6.02. Borrowers will pay all taxes, fees and other charges then due in connection with the execution, delivery, recording, publishing, registration and filing of such documents or instruments in such places.

         SECTION 5.11. Compliance with Environmental Laws. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, at all times:

         (a) use and operate all of their respective facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, orders, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, handle all Hazardous Materials in material compliance with all applicable Environmental Laws and dispose of all Hazardous Materials generated by any such Person or at any property owned or leased by them at facilities or with carriers that maintain valid permits, approvals, certificates, licenses or other authorizations for such disposal under applicable Environmental Laws;

         (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the environmental condition of the facilities and properties of any such Person or their respective compliance with Environmental Laws; and

         (c) promptly upon request by Administrative Agent, permit any Person designated by the Administrative Agent, at the Borrowers' expense and upon reasonable notice, to visit such Person and any of their respective properties and discuss their respective environmental affairs with their principal officers, all at such times as the Administrative Agent may reasonably request, and without limiting the generality of the foregoing, permit any Person, agent or environmental consultant designated by the Administrative Agent upon reasonable notice, and at the Borrowers' expense, to (i) have access to and examine and inspect any of the properties, books and records of such Person, and
(ii) conduct environmental assessments in respect of such properties, in scope and substance satisfactory to Administrative Agent.

         SECTION 5.12. Landlord's Agreements. Each Borrower will use its best, good faith, efforts to, and will cause the other Loan Parties to use their best, good faith, efforts to, at Borrowers' expense, deliver to the Administrative Agent a Landlord's Agreement with respect to each leased retail store location at which any equipment or inventory of any such Person is stored or maintained.

         SECTION 5.13. Additional Subsidiaries. Within thirty (30) Business Days any Loan Party or any of their Subsidiaries creates, acquires or otherwise forms a Subsidiary, Borrowers shall:

         (a) execute and deliver, or cause the Person owning all of the outstanding equity interests of such Subsidiary to execute and deliver, to the Administrative Agent on behalf of the Lenders an agreement, substantially similar to the Pledge and Security Agreements, with such changes as shall be necessary in the circumstances, pursuant to which all of the outstanding equity interests of such Subsidiary shall be pledged to the Administrative Agent on behalf of the Lenders, together with any certificates representing all such equity interests so pledged and for each such certificate a stock power executed in blank;

         (b) cause such Subsidiary to execute and deliver to the Administrative Agent on behalf of the Lenders (i) the Supplement to the Guaranty Agreement;
(ii) an agreement substantially similar to the Security Agreement and (iii) a Mortgage as to all real property interests owned or leased by such Subsidiary;

         (c) cause such Subsidiary to execute and deliver to the Administrative Agent on behalf of the Lenders appropriate Financing Statements, each with such changes as shall be necessary in the circumstances, covering such Collateral of such Subsidiary of the general types and values covered by the Security Documents executed on or prior to the date hereof;

         (d) deliver or cause to be delivered to the Administrative Agent on behalf of the Lenders all agreements, documents, instruments and other writings described in Section 4.04, with respect to such Subsidiary;

         (e) cause such Subsidiary to deliver to the Administrative Agent on behalf of the Lenders a Landlord's Agreement with respect to each leased location located at which any inventory of such Person is stored or maintained; and

         (f) deliver or cause to be delivered to the Administrative Agent on behalf of the Lenders all such information regarding the condition (financial or otherwise), business and operations of such Subsidiary as the Administrative Agent or any Lender through the Administrative Agent may reasonably request.

Notwithstanding anything to the contrary set forth in this Section, none of Conn Funding I LP, Conn Funding II LP, Conn Funding LLC, Conn Funding II GP LLC, Conn CC LP, Conn Credit LLC, CCC or CAIAIR shall be treated as a new Subsidiary under this Section (other than for purposes of the pledge of limited partnership interests in and to Conn Funding II LP, and, if any material assets are owned by Conn Funding I LP, limited partnership interests in Conn Funding I LP, pursuant to Section 5.13(a) above) or be required to execute or deliver any documents under this Section so long as the sole property owned by such entities shall be
(i) in the case of CCC, a general partnership interest in and to Conn CC LP and limited liability company membership interests in and to Conn Credit LLC, (ii) in the case of Conn Credit LLC, a limited partnership interest in and to Conn CC LP and a limited partnership interest in Conn Funding I LP, (iii) in the case of Conn CC LP, contracts with Conn Funding I LP regarding the servicing of receivables purchased by Conn Funding I LP, (iv) in the case of Conn Funding LLC, a general partnership interest in and to Conn Funding I LP, (v) in the case of Conn Funding II GP LLC, a general partnership interest in and to Conn Funding II LP, (vi) in the case of Conn Funding II, LP, the Trust Estate (as such term is defined in the Conn Funding II Indenture) and (vii) in the case of CAIAIR, a leasehold interest in and to an aircraft subject to a lease as of the date hereof. If any of such entities shall own property other than the property described in the preceding sentence, then such entity shall be treated as a new Subsidiary for purposes of this Section 5.13 and shall be required to execute and deliver the documentation required by this Section.

         SECTION 5.14. Patents, Trademarks and Licenses. Each Borrower shall, and shall cause the other Loan Parties and each of their Subsidiaries to, maintain all assets, licenses, patents, copyrights, trademarks, service marks, trade names, permits and other governmental approvals and authorizations necessary to conduct its business.

         SECTION 5.15. Notice of Labor Disputes. Each Borrower shall notify the Administrative Agent in writing upon learning of (i) any material strike or walkouts or (ii) any material labor dispute to which any Loan Party or any of their Subsidiaries becomes a party, and the expiration or termination of any labor contract to which any Loan Party or any of their Subsidiaries is a party or by which any Loan Party or any of their Subsidiaries is bound or of any negotiations with respect thereto.

         SECTION 5.16. Fee Properties and Leases. Concurrent with the acquisition of any fee property of which the net book value exceeds $250,000 (other than a fee property which is acquired using financing permitted under Section 6.01(d) hereof, for so long as such fee property is subject to a Lien permitted under Section 6.02(c) hereof) or the execution of any lease of real property for a term of five years or more (excluding any optional renewal terms), each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, execute, acknowledge and deliver to the Administrative Agent a deed of trust or mortgage, as the case may be, in form and substance satisfactory to the Administrative Agent, covering (i) such fee property or (ii) all of such Person's rights and interests as lessee, in, to and under such real estate lease, together with evidence satisfactory to the Administrative Agent and its counsel, in form and substance satisfactory to the Administrative Agent, that such deed of trust or mortgage creates a valid, first and prior Lien on the fee estate or the leasehold estate, as the case may be, in favor of the Administrative Agent subject only to Liens permitted under Section 6.02 hereof. To the extent that any applicable landlord or lessor fails or refuses to grant its consent to such a leasehold mortgage or lien notwithstanding good faith efforts by Borrower to obtain such consent, Borrower shall not be required to execute and deliver such deed of trust or mortgage; provided, however, that at least fifty percent (50%) of the leasehold estates owned or held by Borrowers from time to time must be subject to a deed of trust or mortgage in favor of the Administrative Agent.

         SECTION 5.17. Lease and Investment Schedule. Each Borrower will deliver, and will cause the other Loan Parties and each of their Subsidiaries to deliver, to the Administrative Agent,

         (a) together with each delivery of financial statements under Section 5.01(a), a current, complete schedule of all agreements to rent or lease any real property, or any personal property with rental payments in excess of $250,000 over the term of the lease, to which any Loan Party or any of their Subsidiaries is a party lessee, showing the total amounts payable under each such agreement, the amounts and due dates of payments thereunder and containing a description of the rented or leased property, and all other information the Lenders may request, all in a form satisfactory to the Lenders;

         (b) together with each delivery of financial statements under Section 5.01(a) a current, complete schedule listing all Persons (except Subsidiaries) whose equity or debt any Loan Party or any of their Subsidiaries owns or holds, containing all information required by, and in a form satisfactory to, the Lenders; and

         (c) notices of any default by any Loan Party or any of their Subsidiaries with respect to the leases described in Section 5.17(a).

         SECTION 5.18. Pledge of Equity Interests. CAI shall at all times cause all equity interests in and to CAI and all equity interests in and to each Subsidiary of CAI to be pledged to the Administrative Agent for the benefit of Lenders pursuant to a Pledge and Security Agreement, whereby the Administrative Agent shall have a first priority perfected Lien thereon.

                                   ARTICLE VI
                               Negative Covenants
                               ------------------

         Until the Revolving Loan Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, each Borrower covenants and agrees with the Lenders that:

         SECTION 6.01. Indebtedness. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

         (a) Indebtedness evidenced by the Loan Documents;

         (b) endorsements in the ordinary course of business of negotiable instruments in the course of collection;

         (c) Indebtedness that is evidenced by the Originator Notes and obligations under the Receivables Purchase Documents;

         (d) Indebtedness of CAI incurred in connection with the purchase of land and the construction of new retail stores and distribution centers, in an aggregate principal amount at any time not to exceed $50,000,000;

         (e) contingent Indebtedness in respect of the Collection Account Letters of Credit provided that the aggregate amounts of such contingent Indebtedness may not exceed $20,000,000;

         (f) other unsecured Indebtedness in aggregate principal amount at any time not to exceed $10,000,000

         (g) other Indebtedness of the Consolidated Group incurred in the ordinary course of business to finance the acquisition of assets (including, without limitation, indebtedness of the Consolidated Group incurred on ordinary trade terms which is owing to vendors, suppliers, or such Persons providing inventory for use by the Consolidated Group in the ordinary course of their
business)  in  an  aggregate   principal  amount  at  any  time  not  to  exceed
$25,000,000;

         (h) contingent unsecured Indebtedness in respect of letters of credit issued to support workman's compensation insurance maintained by the Borrowers or their Subsidiaries; provided that the aggregate amounts of such contingent Indebtedness may not exceed $5,000,000 at any time.

         SECTION 6.02. Liens. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

         (a) Permitted Encumbrances;

         (b) Liens in favor of the Administrative Agent, for the benefit of the Lenders, created by the Security Documents;

         (c) Liens securing the Indebtedness described in Section 6.01(d), provided that such Liens do not cover any property other than the applicable retails store or distribution center which is purchased or constructed with the proceeds of such Indebtedness;

         (d) Liens securing the Indebtedness described in Section 6.01(g), provided that such Liens do not cover any property other than the applicable assets which are acquired with the proceeds of such Indebtedness (and identifiable cash proceeds thereof which are not commingled with any other property of the Consolidated Group);

         (e) Liens on property of Conn Funding I LP and Conn Funding II LP.

         SECTION 6.03. Fundamental Changes. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets, or any stock or Indebtedness of any of their Subsidiaries (in each case, whether now owned or hereafter acquired), or permit any Subsidiary to issue or dispose of any of its stock, or take any action (directly or indirectly) which would have the effect of causing any Subsidiary to cease to be a wholly-owned Subsidiary, or liquidate or dissolve; provided the foregoing shall not prohibit the transactions contemplated by the Receivables Purchase Documents. Notwithstanding anything herein to the contrary, any Subsidiary which is wholly-owned (directly or indirectly) by CAI may liquidate or dissolve if CAI determines in good faith that such liquidation or dissolution is in the best interests of CAI and is not materially disadvantageous to the Lenders. The Borrowers shall promptly deliver written notice to the Administrative Agent of each such liquidation or dissolution.

         SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, or become a general partner of any other Person, except:

         (a) Permitted Investments;

         (b) investments by Parent in the capital stock of CAI;

         (c) loans or advances permitted under Section 6.01 hereof;

         (d) Guarantees by the Borrowers or their Subsidiaries, in an aggregate amount not to exceed $15,000,000 at any one time outstanding, of Indebtedness incurred in connection with the acquisition and development of sites (and construction of improvements thereon) which are subject to leases in favor of a Borrower or a Subsidiary of a Borrower (such Guarantees to be permitted in addition to and cumulative of the other Indebtedness permitted under Section
6.01 hereof); and

         (e) investments in the form of membership or partnership interests, as applicable, in Conn Funding LLC, Conn Funding I LP, Conn Funding II LP and Conn Funding II GP LLC.

         SECTION 6.05. Hedging Agreements. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into by any Loan Party or any of their Subsidiaries in the ordinary course of business to hedge or mitigate risks to which any Loan Party or any of their Subsidiaries is exposed in the conduct of its business or the management of its liabilities.

         SECTION 6.06. Restricted Payments. Each Borrower will not, and will not permit any of their Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment; provided, however, that so long as no Default or Event of Default has occurred, is continuing or would be created thereby, CAI may make Restricted Payments in an aggregate amount not to exceed $25,000,000 from and after January 31, 2005. Notwithstanding anything herein to the contrary, any Subsidiary which is wholly-owned (directly or indirectly) by CAI may declare and pay dividends to the owners of its equity interests.

         SECTION 6.07. Transactions with Affiliates. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions not less favorable to such Person than could be obtained on an arm's-length basis from unrelated third parties.

         SECTION 6.08. Restrictive Agreements. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party or any of their Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary of CAI to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to CAI or any other Subsidiary of CAI or to Guarantee Indebtedness of CAI or any other Subsidiary of CAI; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to such Subsidiary that is to be sold and such sale is permitted hereunder,
(iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

         SECTION 6.09. Certain Contracts. Except as identified in Schedule 6.09, each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, enter into or be a party to:

         (a) any contracts providing for the making by any Loan Party or any of their Subsidiaries of loans, advances or capital contributions to any Person, or for the purchase of any property from any Person, in each case primarily in order to enable such Person to maintain any balance sheet condition or to pay debts, dividends or expenses, or

         (b) any contract for the purchase of materials, supplies or other property or services if such contract (or any related document) requires that payment by any Loan Party or any of their Subsidiaries for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered, or

         (c) any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor (provided that this subsection (c) shall not be construed to prevent any Loan Party or any of their Subsidiaries from being a party to or complying with any provision of any lease to which any of them is a party on the date hereof).

         SECTION 6.10. Discount or Sale of Receivables. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, discount (except discounts given in the ordinary course of business in connection with credit card and programs and vendor promotional activity and in connection with the settlement of claims against manufacturers in the ordinary course of business) or sell with recourse, or sell for less than the face value thereof, any of its notes receivable, receivables under leases or other accounts receivable, except for any sale of receivables by CAI or CAILP or any of their Subsidiaries to Conn Funding I LP or Conn Funding II LP, or by Conn Funding I LP to Conn Funding II LP, under the Receivables Purchase Agreement.

         SECTION 6.11. Change in Accounting Method. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, make any change in the method of computing depreciation for either tax or book purposes or any other material change in accounting method without the Required Lenders' prior written approval, except for any changes required by GAAP or applicable law. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, change its fiscal year.

         SECTION 6.12. Sales and Leasebacks. Except for sale and leaseback transactions entered into after July 1, 2005 which provide for lease payments in an aggregate amount not to exceed $15,000,000, each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, become liable, directly or indirectly, with respect to any lease or property whether now owned or hereafter acquired (i) which such Person has sold or transferred or is to sell or transfer to any other Person or (ii) which such Person intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by such Person to any other Person in connection with such lease.

         SECTION 6.13. Sale of Inventory. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, make any sale, lease or other disposition of inventory except in the ordinary course of business.

         SECTION 6.14. Nature of Business. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, engage in any line of business other than the business as presently conducted or related thereto.

         SECTION 6.15. Hazardous Materials. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to (a) cause or permit any Hazardous Materials to be treated, stored, or disposed of in a manner which could reasonably be expected to result, singularly or in the aggregate, (i) in a Material Adverse Effect or (ii) in costs, liabilities or expenses relating to remediation under or violations of Environmental Laws in excess of $500,000; (b) cause or permit any part of any property of any Loan Party or any of their Subsidiaries to be used as a manufacturing, treatment, storage or disposal facility for Hazardous Materials, where such action could reasonably be expected to result, singularly or in the aggregate, (i) in a Material Adverse Effect or
(ii) in costs, liabilities or expenses relating to remediation under or violations of Environmental Laws in excess of $500,000; or (c) cause or suffer any Liens to be recorded against any property of any Loan Party or any of their Subsidiaries as a consequence of, or in any way related to, the presence, remediation, or disposal of Hazardous Materials in or about any property of any Loan Party or any of their Subsidiaries, including any so-called state, federal or local "superfund" lien relating to such matters.

         SECTION 6.16. Amendment of Charter Documents. Each Borrower will not effect any material amendment to or material modification of its charter documents or by-laws, and will not permit any Loan Party or any of their Subsidiaries to effect any material amendment to or material modification of their charter documents or by-laws.

         SECTION 6.17. Use of Proceeds. The Borrowers will not use, nor permit the use of, all or any portion of any Loan for any purpose not permitted by
Section 5.09 hereof.

         SECTION 6.18. Debt Service Coverage Ratio. The Borrowers will not permit the ratio of (i) Consolidated EBITDA plus Consolidated Rent Expense minus Consolidated Capital Expenditures divided by (ii) Consolidated Cash Interest Expense (exclusive of any fees paid in respect of the undrawn face amounts of the Collection Account Letters of Credit) plus Consolidated Rent Expense, as determined as of the last day of each fiscal quarter for the twelve-month period ending on such day, to be less than 2.00 to 1.00.

         SECTION 6.19. Total Leverage Ratio. The Borrowers will not permit the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined as of the last day of each fiscal quarter for the twelve-month period ending on such day, to be greater than 3.00 to 1.00.

         SECTION 6.20. Net Worth. The Borrowers will not permit, at any time, Consolidated Net Worth to be less than the sum of (i) $109,541,000 plus (ii) 75% of positive Net Income generated after January 31, 2005 plus (iii) 100% of any capital stock or other ownership or profit interest or any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire the same, issued after January 31, 2005. Any gains attributable to the effects of Statements of Financial Accounting Standards Nos. 125/140 and/or 133, or their successors, and any losses attributable thereto, shall be excluded in determining Consolidated Net Worth for purposes of this Section.

         SECTION 6.21. Extension, Delinquencies, Charge-Offs.

         (a) The Borrowers will not permit the Charge-Off Ratio to be greater than .06 to 1.00, determined as of the last day of each month averaged for the three-month period ended on such date.

         (b) The Borrowers will not permit the Extension Ratio to be greater than .05 to 1.00, determined as of the last day of each month averaged for the three-month period ended on such date.

         (c) The Borrowers will not permit the Delinquency Ratio to be greater than .13 to 1.00, determined as of the last day of each month averaged for the three-month period ended on such date.

         SECTION 6.22. Prepayment of Indebtedness. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, directly or indirectly, prepay (by acceleration or otherwise) any Indebtedness (other than to the Agents and the Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Loan Party or any of their Subsidiaries if a Default or Event of Default exists prior to or after giving effect thereto, provided however, in no event shall any Loan Party or any of their Subsidiaries take any such action with respect to the Subordinated Debt prior to the repayment in full of the Obligations.

                                  ARTICLE VII
                                Events of Default
                                -----------------

         If any of the following events ("Events of Default") shall occur:

         (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

         (b) any Loan Party shall fail to pay any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

         (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary thereof in or in connection with any Loan Document or in any report, certificate, financial statement or other document furnished to the Administrative Agent or any Lender pursuant to or in connection with any Loan Document, shall prove to have been incorrect in any material respect when made or deemed made;

         (d) (i) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Article VI; or (ii) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Guaranty Agreement to which it is a party; or (iii) any Loan Party shall fail to observe or perform any negative covenant, condition or agreement contained in any other Loan Document to which it is a party and such violation shall not have been remedied within five (5) days after the occurrence thereof;

         (e) any Loan Party shall fail to observe or perform any affirmative covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or in any other Loan Document to which it is a party, and such failure shall continue unremedied for a period of 30 days after the occurrence thereof;

         (f) (i) a Change of Control shall occur or (ii) Parent shall cease to own all of the issued and outstanding equity interests in and to CAI, free and clear of any Liens;

         (g) any Loan Party or any of their Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and such non-payment continues after the applicable grace period;

         (h) any event or condition occurs that results in any Material Indebtedness of any Loan Party or any of their Subsidiaries becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, unless such event or condition is waived by the non-defaulting party thereto;

         (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or any Subsidiary thereof or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or any Subsidiary thereof or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall be entered;

         (j) any Loan Party or any Subsidiary thereof shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any Subsidiary thereof or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

         (k) any Loan Party or any Subsidiary thereof shall become unable, admit in writing or fail generally to pay its debts as they become due;

         (l) one or more judgments for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against any Loan Party or any of their Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of such Person(s) to enforce any such judgment;

         (m) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party or any of their Subsidiaries in an aggregate amount exceeding (i) $500,000 in any year or (ii) $1,000,000 for all periods;

         (n) except pursuant to the express terms of any Loan Document, any Loan Document shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect or be declared to be null and void, or any Lien granted pursuant to any Loan Document shall cease to be perfected and of first priority due to any action or in action of any Loan Party (except for Liens permitted by Section 6.02 hereof and subject to the permitted parameters set forth in the last sentence of Section 5.16 hereof), or the validity or enforceability thereof shall be contested by any Loan Party, or any Loan Party shall deny that it has any or any further liability or obligations under any Loan Document to which it is a party;

         (o) except as otherwise expressly permitted by the Loan Documents, any Loan Party sells, encumbers or abandons any material portion of the Property now or hereafter subject to any of the Security Documents; or any levy, seizure, or attachment is made thereof or thereon; or any material portion of such Property is lost, stolen, substantially damaged or destroyed;

         (p) (i) except for violations or defaults that have been waived or consented to, any party thereto shall violate any covenant, agreement or condition contained in any Receivables Purchase Document or any default or event of default occurs and is continuing under any Receivables Purchase Document or
(ii) any party thereto shall amend, modify or supplement any provision set forth in any Receivables Purchase Document in any manner which could reasonably be expected to have a material adverse affect on Lenders without the prior written consent of the Required Lenders;

then, and in every such event (other than an event described in clause (i), (j) or (k) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Loan Commitments, and thereupon the Revolving Loan Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of each Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; and in case of any event described in clause (i), (j) or (k) of this Article, the Revolving Loan Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

                                  ARTICLE VIII
                            The Administrative Agent
                            ------------------------

         Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

         The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any Subsidiary or other affiliate thereof as if it were not the Administrative Agent hereunder.

         The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of their Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrowers or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

         The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in Houston, Texas, or an affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

         SECTION 8.01. INDEMNIFICATION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, THE ADMINISTRATIVE AGENT SHALL BE FULLY JUSTIFIED IN FAILING OR REFUSING TO TAKE ANY ACTION HEREUNDER UNLESS IT SHALL FIRST BE INDEMNIFIED TO ITS SATISFACTION BY THE LENDERS AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ITS TAKING OR CONTINUING TO TAKE ANY ACTION OR ITS REFRAINING TO TAKE ANY ACTION. EACH LENDER AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWERS OR ANY SUBSIDIARY), ACCORDING TO SUCH LENDER'S REVOLVING LOAN COMMITMENTS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS,
EXPENSES, AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENT OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER ANY LOAN DOCUMENT; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES,

DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE PERSON BEING INDEMNIFIED; AND PROVIDED FURTHER THAT IT IS THE INTENTION OF EACH LENDER TO INDEMNIFY THE ADMINISTRATIVE AGENT AGAINST THE CONSEQUENCES OF THE ADMINISTRATIVE AGENT'S OWN NEGLIGENCE, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA PERCENTAGE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES)
INCURRED  BY THE  ADMINISTRATIVE  AGENT  IN  CONNECTION  WITH  THE  PREPARATION,
ADMINISTRATION, OR ENFORCEMENT OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, ANY LOAN DOCUMENT, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWERS.

         Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX
                                  Miscellaneous
                                  -------------

         SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         (a) if to the Borrowers, to Conn Appliances,  Inc., Attention of Thomas
J. Frank (Telecopy No. (409) 832-4967), with copies to Office of the Treasurer and Office of the Corporate General Counsel (Facsimile Number 409-212-9521);

         (b) if to the Administrative Agent or to the Swingline Lender, to JPMorgan Chase Bank, National Association, Attention of Michael Arnett (Telecopy No. (713) 216-8686);

         (c) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         SECTION 9.02. Waivers; Amendments.

         (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Revolving Loan Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Revolving Loan Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) except in connection with a sale, transfer or other disposition permitted hereby, release any Collateral, (vi) release of Guarantor from its obligations, or (vii) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Swingline Lender without the prior written consent of the Administrative Agent or Swingline Lender, as the case may be.

         SECTION 9.03. Expenses; Indemnity; Damage Waiver.

         (a) The Borrowers shall pay (i) all out-of-pocket expenses incurred by the Administrative Agent and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any other Loan Document or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Administrative

Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section, or in connection with the Loans made, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

         (b) The Borrowers shall indemnify the Administrative Agent, and each Lender, and each related party of any of the foregoing persons (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any indemnitee arising out of, in connection with, or as a result of:

                  (i) the execution or delivery of this agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions or any other transactions contemplated hereby,

                  (ii) any Loan or the use of the proceeds therefrom,

                  (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrowers or any of their Subsidiaries, or any Environmental Liability related in any way to the Borrowers or any of their Subsidiaries,

                  (iv) any transaction, act, omission, event or circumstance in any way connected with the Mortgaged Property or with the Security Documents, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever any act performed or omitted to be performed hereunder, any breach by any Loan Party of any representation, warranty, covenant, agreement or condition contained in the Security Documents, any default as defined herein, and any claim under or with respect to any Lease (as defined in the Mortgages).

                  (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) To the extent that any Borrower fails to pay any amount required to be paid by it to the Administrative Agent, under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's per rata percentage of such unpaid amount in accordance with Section 8.01.

         (d) To the extent permitted by applicable law, the Borrowers shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

         (e) All amounts due under this Section shall be payable not later than 15 days after written demand therefor.

         SECTION 9.04. Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Loan Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an affiliate of a Lender, (x) the selling Lender must consult with the Borrowers prior to effectuating any such assignment and must provide the Borrowers with a reasonable opportunity to designate a purchaser reasonably acceptable to the selling Lender and (y) each of the Borrowers and the Administrative Agent and the Swingline Lender must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Loan Commitment, the amount of the Revolving Loan Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Borrowers and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with (except in the case of an assignment to a Lender or an affiliate of a Lender) a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consultation with or consent of the Borrowers otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         (c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Houston, Texas a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Loan Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (e) Any Lender may, without the consent of the Borrowers or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Revolving Loan Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

         (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(e) as though it were a Lender.

         (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Revolving Loan Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, and the Revolving Loan Commitments or the termination of this Agreement or any provision hereof.

         SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 9.08. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of its affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or affiliate to or for the credit or the account of any Borrower against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

         SECTION  9.09.  Governing  Law;  Jurisdiction;  Consent  to  Service of
Process.

         (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS.

         (b) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE DISTRICT COURT OF THE STATE OF TEXAS SITTING IN HARRIS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN TEXAS OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

         (c) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

         (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR
RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 9.12. Payments Set Aside. To the extent that any Borrower makes a payment or payments to the Administrative Agent or any Lender or the Administrative Agent or any Lender enforces any security interest or exercises its right of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any debtor law or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and shall continue in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

         SECTION 9.13. Loan Agreement Controls. If there are any conflicts or inconsistencies among this Agreement and any of the other Loan Documents, the provisions of this Agreement shall prevail and control.

         SECTION 9.14. FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 9.15. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Highest Lawful Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Highest Lawful Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Highest Lawful Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

         SECTION 9.16. Limitation of Liens. Notwithstanding anything in any Loan Document to the contrary, The Administrative Agent and the Lenders hereby agree that under no circumstances shall the Collateral include (i) "Purchased Receivables" (as defined in the Receivables Purchase Agreement) or (ii) "Related Security" or "Receivable Files" (each as defined in the Conn Funding II Indenture), or products or proceeds of any of the foregoing.

         SECTION 9.17. USA Patriot Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act") hereby notifies the Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Act.

         SECTION 9.18. Amendment and Restatement. This Agreement amends and restates in its entirety that certain Credit Agreement dated as of April 24, 2003 by and among CAI and certain related entities, as Borrowers, JPMorgan Chase Bank, National Association, as Administrative Agent, and the other lenders named therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                           CONN APPLIANCES, INC.


                                           By:    /s/ William C. Nylin, Jr.
                                                  ----------------------------
                                           Name:  William C. Nylin, Jr.
                                                  ----------------------------
                                           Title: President
                                                  ----------------------------



                                           CAI CREDIT INSURANCE AGENCY, INC.


                                           By:    /s/ David R. Atnip
                                                  ----------------------------
                                           Name:  David R. Atnip
                                                  ----------------------------
                                           Title: President
                                                  ----------------------------

         The undersigned Guarantors hereby join in this Agreement to evidence their consent to execution by Borrower of this Agreement, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to this Agreement, and to acknowledge that without such consent and confirmation, Lenders would not execute this Agreement.

                                 CAI HOLDING CO., a Delaware corporation,
                                 CONN APPLIANCES, L.L.C., a Delaware
                                 limited liability company, CAI CREDIT, L.L.C., a Delaware limited liability company,


                                 By:    /s/ Victoria Garrett
                                        ----------------------------------------
                                 Name:  Victoria Garrett
                                        ----------------------------------------
                                 Title: President and Secretary
                                        ----------------------------------------



                                 CAI L.P., a Texas limited partnership

                                 By:  Conn Appliances, Inc., its
                                      General Partner


                                      By:    /s/ William C. Nylin, Jr.
                                             -----------------------------------
                                      Name:  William C. Nylin, Jr.
                                             -----------------------------------
                                      Title: President
                                             -----------------------------------



                                 CAI CREDIT INSURANCE AGENCY L.P., a
                                 Louisiana limited partnership

                                 By:  CAI Credit Insurance Agency, Inc., its
                                      General Partner


                                      By:    /s/ David R. Atnip
                                             -----------------------------------
                                      Name:  David R. Atnip
                                             -----------------------------------
                                      Title: President
                                             -----------------------------------

         The undersigned Guarantor hereby joins in this Agreement to evidence its consent to execution by Borrower of this Agreement, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to this Agreement, and to acknowledge that without such consent and confirmation, Lenders would not execute this Agreement.

                                           CONN'S, INC, a Delaware corporation


                                           By:    /s/ Thomas J. Frank
                                                  ------------------------------
                                           Name:  Thomas J. Frank
                                                  ------------------------------
                                           Title: Chairman and CEO
                                                  ------------------------------

                                           JPMORGAN CHASE BANK, NATIONAL
                                           ASSOCIATION, individually and as
                                           Administrative Agent and
                                           Swingline Lender


                                           By:    /s/Michael Arnett
                                                  ------------------------------
                                           Name:  Michael Arnett
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           BANK OF AMERICA, N.A., individually
                                           and as Syndication Agent


                                           By:    /s/ Gary L. Mingle
                                                  ------------------------------
                                           Name:  Gary L. Mingle
                                                  ------------------------------
                                           Title: Senior Vice President
                                                  ------------------------------

                                           SUNTRUST BANK, individually and
                                           as Documentation Agent


                                           By:    /s/ Katherine L. Base
                                                  ------------------------------
                                           Name:  Katherine L. Base
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           HIBERNIA NATIONAL BANK


                                           By:    /s/ Bill C. Darling
                                                  ------------------------------
                                           Name:  Bill C. Darling
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                           GUARANTY BANK


                                           By:    /s/ Eric Luttrell
                                                  ------------------------------
                                           Name:  Eric Luttrell
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                                                     Exhibit E-1
                                                                     -----------
                                 REVOLVING NOTE



$___________________                                         ____________, 200__


         FOR VALUE RECEIVED, the undersigned (collectively, the "Borrowers"), HEREBY PROMISE TO PAY to the order of ____________________________________ (the
"Lender") the principal sum of _____________ Dollars  ($__________________),  or
the aggregate principal amount of Revolving Loans made to each of the several Borrowers pursuant to this Revolving Note and outstanding as of the maturity hereof, whichever is lesser, in accordance with the terms and provisions of that certain Credit Agreement dated as of October 31, 2005, by and among the Borrowers, the Lender, and JPMorgan Chase Bank, National Association, as Administrative Agent (the "Agent") for itself and the other banks or financial institutions (collectively, the "Lenders") that may hereafter become a party to the hereinafter defined Credit Agreement (such agreement, together with any and all amendments and modifications thereof, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement).

         The obligations of the Borrowers hereunder shall be joint and several.

         The outstanding principal balance of this Revolving Note shall be due and payable as provided in the Credit Agreement. Each Borrower promises to pay interest on the unpaid principal balance of this Revolving Note from the date of any Revolving Loan evidenced by this Revolving Note until the principal balance hereof is paid in full. Interest shall accrue on the outstanding principal balance of this Revolving Note from and including the date of any Revolving Loan evidenced by this Revolving Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the Credit Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full, payable on demand, at the rate provided for in Section 2.11(c) of the Credit Agreement.

         Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to the Agent for the account of the Lender not later than 10:00 a.m. (Houston time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the Credit Agreement.

         If any payment of principal or interest on this Revolving Note shall become due on a Saturday, Sunday, or public holiday on which the Lender is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

         In addition to all principal and accrued interest on this Revolving Note, each Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Revolving Note in collecting this Revolving Note through any probate, reorganization, bankruptcy or any other proceeding and
(b) reasonable attorneys' fees when and if this Revolving Note is placed in the hands of an attorney for collection after default.

         All agreements between the Borrowers, the Lenders or the Agent whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Revolving Note or otherwise, shall the amount paid, or agreed to be paid, to the Lenders or the Agent for the use, forbearance, or detention of the money to be loaned under the Credit Agreement and evidenced by this Revolving Note or otherwise or for the payment or performance of any covenant or obligation contained in the Credit Agreement, this Revolving Note or in any other Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Lender shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Revolving Note or the amounts owing on other obligations of the Borrowers to the Lenders and the Agent under any Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Revolving Note and the amounts owing on other obligations of the Borrowers to the Lenders or the Agent under any Loan Documents, as the case may be, such excess shall be refunded to the Borrowers. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, each applicable Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, during the period of the full stated term of this Revolving Note, all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by this Revolving Note.

         This Revolving Note is one of the Notes provided for in, and is entitled to the benefits of the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the Credit Agreement or this Revolving Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. The obligations of the Borrowers hereunder are secured by the Security Documents executed by the respective Borrowers and the other Loan Parties. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date, but notwithstanding such occurrences, this Revolving Note shall remain valid and shall be in full force and effect as to Revolving Loans made pursuant to the Credit Agreement subsequent to each such occurrence.

         Except as otherwise specifically provided for in the Credit Agreement, each Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         IN WITNESS WHEREOF, each Borrower has caused this Revolving Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.

                                           CONN APPLIANCES, INC.



                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                                           CAI CREDIT INSURANCE AGENCY, INC.



                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                                                     Exhibit E-2
                                                                     -----------
                                 SWINGLINE NOTE
                                 --------------



$8,000,000                   ____________, 200__


         FOR VALUE RECEIVED, the undersigned (collectively, the "Borrowers"), HEREBY PROMISE TO PAY to the order of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (the "Lender") the principal sum of Eight Million Dollars ($8,000,000), or the aggregate principal amount of Swingline Loans made to each of the several Borrowers pursuant to this Swingline Note and outstanding as of the maturity hereof, whichever is lesser, in accordance with the terms and provisions of that certain Credit Agreement dated as of October 31, 2005, by and among the Borrowers, the Lender, and JPMorgan Chase Bank, National Association, as Administrative Agent (the "Agent") for itself and the other banks or financial institutions (collectively, the "Lenders") that may hereafter become a party to the hereinafter defined Credit Agreement (such agreement, together with any and all amendments and modifications thereof, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement).

         The obligations of the Borrowers hereunder shall be joint and several.

         The outstanding principal balance of this Swingline Note shall be due and payable as provided in the Credit Agreement. Each Borrower promises to pay interest on the unpaid principal balance of this Swingline Note from the date of any Swingline Loan evidenced by this Swingline Note until the principal balance hereof is paid in full. Interest shall accrue on the outstanding principal balance of this Swingline Note from and including the date of any Swingline Loan evidenced by this Swingline Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the Credit Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full, payable on demand, at the rate provided for in Section 2.11(c) of the Credit Agreement.

         Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to the Agent for the account of the Lender not later than 10:00 a.m. (Houston time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the Credit Agreement.

         If any payment of principal or interest on this Swingline Note shall become due on a Saturday, Sunday, or public holiday on which the Lender is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

         In addition to all principal and accrued interest on this Swingline Note, each Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Swingline Note in collecting this Swingline Note through any probate, reorganization, bankruptcy or any other proceeding and
(b) reasonable attorneys' fees when and if this Swingline Note is placed in the hands of an attorney for collection after default.

         All agreements between the Borrowers, the Lenders or the Agent whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Swingline Note or otherwise, shall the amount paid, or agreed to be paid, to the Lenders or the Agent for the use, forbearance, or detention of the money to be loaned under the Credit Agreement and evidenced by this Swingline Note or otherwise or for the payment or performance of any covenant or obligation contained in the Credit Agreement, this Swingline Note or in any other Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Lender shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Swingline Note or the amounts owing on other obligations of the Borrowers to the Lenders and the Agent under any Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Swingline Note and the amounts owing on other obligations of the Borrowers to the Lenders or the Agent under any Loan Documents, as the case may be, such excess shall be refunded to the Borrowers. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, each applicable Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, during the period of the full stated term of this Swingline Note, all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by this Swingline Note.

         This Swingline Note is one of the Notes provided for in, and is entitled to the benefits of the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the Credit Agreement or this Swingline Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. The obligations of the Borrowers hereunder are secured by the Security Documents executed by the respective Borrowers and the other Loan Parties. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date, but notwithstanding such occurrences, this Swingline Note shall remain valid and shall be in full force and effect as to Swingline Loans made pursuant to the Credit Agreement subsequent to each such occurrence.

         Except as otherwise specifically provided for in the Credit Agreement, each Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

         THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

         IN WITNESS WHEREOF, each Borrower has caused this Swingline Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.

                                           CONN APPLIANCES, INC.



                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                                           CAI CREDIT INSURANCE AGENCY, INC.



                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------